UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): January 27, 2004

Tessera Technologies, Inc.

(Exact name of Registrant as Specified in its Charter)

Delaware	000-50460	16-1620029
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

3099 Orchard Drive

San Jose, California 95134

(Address of Principal Executive Offices)

(408) 894-0700

(Registrant’s telephone number, including area code)

Item 7. Financial Statements and Exhibits.

(c) Exhibits.

Exhibit No.	Description
99.1	Press Release dated January 27, 2004

Item 12. Results of Operations and Financial Condition.

Today Tessera Technologies, Inc. issued its fourth quarter and fiscal year end press release. A copy of the release is attached hereto as Exhibit 99.1

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: January 27, 2004	TESSERA TECHNOLOGIES, INC.

	By:	/s/ R. Douglas Norby
	Name:	R. Douglas Norby
	Title:	Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
99.1	Press Release dated January 27, 2004